1 Investor Presentation September 2025

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2024, filed with the SEC on February 24, 2025, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, FFO, Core FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Annualized Adjusted EBITDAre, Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, Net Debt, Adjusted Net Debt, and Adjusted Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

Investment Highlights & Business Update

High Credit Quality & Resilient Net Lease Portfolio

- ✓ Focused on growing portfolio with high quality tenants that offer strong credit profiles and provide consistent performance through various economic cycles
- ✓ Proven track record of full occupancy and strong unit-level coverage; NTST's lone vacancy has received strong interest from multiple retailers at or above current rent
- ✓ Long weighted average lease term and de minimis intermediate-term lease expirations within the pharmacy and dollar store industries

69%
Investment Grade (IG) and Investment Grade Profile (IGP)[1]

88%
Necessity, Discount, and Service-Oriented Tenants

99.9%
Occupancy

3.9x
Unit-Level Rent Coverage[2]

9.8 Years
Weighted Average Lease Term (WALT)

22bps
Pharmacy & Dollar Store ABR[2] Expiring Thru YE'28

Well Capitalized Balance Sheet

- ✓ Low leverage with no immediate-term debt maturities
- ✓ $202 million of unsettled forward equity at 2Q'25-end
- ✓ $211 million of net proceeds raised from forward follow-on offering in July 2025

3.2x
PF Adj. Net Debt[3] / Annualized Adj. EBITDAre

20%
PF Adj. Net Debt[3] / Undepreciated Gross Assets

$805 million
Total PF Liquidity[3]

2028
First Term Loan Maturity

Proven Ability to Source Attractive Investment Opportunities

- ✓ Strong investment pace since 2020 with a solid pipeline of investment opportunities at attractive cash yields
- ✓ $208 million of gross investments completed in 1H'25
- ✓ Proven ability to source attractive and resilient investments as evidenced by our de minimis historical credit loss

$104 million
Avg. Net Investments Per Quarter Since 3Q'20

7.0%
Wtd. Avg. Cash Yield Since 3Q'20

4bps
Annual Credit Loss in 5.5 Yrs[2]

7.7%
Wtd. Avg Cash Yield for 1H'25 Activity

Source: Company data and balance sheet as of June 30, 2025, unless otherwise noted. Figures represent percentage of ABR unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures.
1. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.
2. See slides 4, 5, or 14 for further details.
3. Pro forma (PF) adjustments made to reflect the unsettled portion of shares sold on a forward basis through July 25, 2025, as if they have been physically settled on June 30, 2025.

NETSTREIT 3

Select Tenant Lease Expirations Minimal Lease Rollover Risk with Select Tenants through 2030 4 % of ABR Expiring Next Next WALT Tenant 2025 2026 2027 2028 2029 2030 4 Years 6 Years Years Walgreens - - - - - - - - 9.9 CVS - 0.10% - - 0.15% 0.06% 0.10% 0.30% 10.2 Dollar Tree - 0.07% - - 0.07% 0.09% 0.07% 0.23% 6.8 Family Dollar - - - - 0.15% - - 0.15% 7.7 Dollar General - - - 0.06% 0.05% 0.10% 0.06% 0.20% 14.9 Advance Auto Parts - - - - - 0.03% - 0.03% 9.1 Total - 0.16% - 0.06% 0.42% 0.28% 0.22% 0.92% 11.2 Six Tenants % of ABR Expiring Next 2 Years 0.16% Next 4 Years 0.22% Next 6 Years 0.92% Active asset management and strong industry relationships have resulted in well-managed lease expirations with the below tenants Source: Company data as of September 4, 2025. Excludes mortgage loans receivable. Due to rounding, respective percentage of ABR expiring may not precisely reflect the absolute figures.

Annualized Credit Loss Experience vs. Peers

De Minimis Historical Annualized Credit Loss Since Inception

Since NETSTREIT's initial equity raise in 4Q'19, only one portfolio tenant – Big Lots – has experienced a credit event, which is projected to cause $404K[1] in lost ABR for 4bps of annualized credit loss in 5.5 years

Peer Commentary on Annualized Credit Loss

AGREE REALTY

"Historically, our longer-term average is closer to 25bps" (1*Q*'24 Earnings Transcript)

ESSENTIAL PROPERTIES

"We provided some good credit loss statistics in our NAREIT deck of 30bps per annum is our historical experience" (3*Q*'24 Earnings Transcript)

NNN REIT

"Historically, our credit loss typically runs in the kind of the 30bps to 50bps kind of range" (4*Q*'24 Earnings Transcript)

REALTY INCOME – The Monthly Dividend Company®

"Historically about how when you exclude the pandemic, we've been right there around 25bps of credit loss in a given year as a % of revenue" (3*Q*'24 Earnings Transcript)

W. P. CAREY

"Historically, both under assumptions but also realized credit loss…we've probably been more in the 50bps to 75bps range" (1*Q*'25 Citi Conference Transcript)

Big Lots Historical ABR



In 2H'23, NTST disposed of three underperforming assets leased to Big Lots with $850K in ABR; post bankruptcy all three assets are vacant
After 5.5 years of existence, NTST has lost just $404K1 of ABR from credit events
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
2Q'23
Pre-Bankruptcy
Post-Bankruptcy
Current & Former Big Lots Assets
Disposed Assets

With Big Lots footprint shrinking to ≈200 stores from ≈1,400 stores post bankruptcy (15% acceptance rate), NETSTREIT's 87.5% acceptance rate (7 of 8 leases accepted/assigned in bankruptcy) was significantly better than all other multi-unit landlords

Source: Company data as of June 30, 2025.

1. Post bankruptcy rent loss with Big Lots is calculated using management's expected recovery on its vacant Big Lots asset in Bowie, MD, which remains subject to multiple LOIs that are in various stages of negotiation.

NETSTREIT 5

Portfolio Overview

High-Quality, Diversified Portfolio Consisting of 52.2% Investment Grade Tenants Across 45 States

Key Portfolio Stats

Investments[1]	705
States	45
Portfolio Square Feet (in millions)	12.8
Tenants	106
Retail Sectors	27
% Occupancy[2]	99.9%
% Investment Grade Tenants (by ABR)[3]	52.2%
WALT (Years)[4]	9.8
Lease Turnover Through 2027 (by ABR)	3.2%

National Footprint in Attractive Markets



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
WV
VA
NC
SC
PA
NY
MD
DE
NJ
CT
RI
MA
VT
NH
ME
AK
HI

≥5% ABR
≥3% and <5% ABR
≥1% and <3% ABR
<1% ABR
0% ABR

Top 10 Tenants by % of ABR



DOLLAR GENERAL
BBB
6.9%[5]
CVS Health
BBB
5.5%[5]
A
4.6%
Ahold Delhaize
BBB+
4.5%
DOLLAR TREE
BBB
4.3%[5, 6]
HOBBY LOBBY
IG Profile
4.0%
TSC TRACTOR SUPPLY CO
Baa1
3.0%
Walgreens
BB
3.0%[5]
Walmart
AA
2.9%
Speedway
A
2.6%

Investment Grade
Sub-Investment Grade
Investment Grade Profile[7]

Source: Company data as of June 30, 2025, unless otherwise noted.
1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. Calculation excludes properties under development and one vacant property.
3. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher.
4. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
5. Stats incorporate all completed activities as of September 4, 2025, as if they occurred by June 30, 2025; all other portfolio stats are as of June 30, 2025.
6. Banners, as a percentage of ABR: Dollar Tree – 1.4%; Dollar Tree / Family Dollar Combo – 2.2%; Family Dollar – 0.8%.
7. Represent investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, Fitch, or NAIC.

NETSTREIT
6

Home Improvement: Dollar Stores1: Convenience Stores: 11.0% Grocery: 14.5% 1 Portfolio Diversification In Defensive Retail Sectors Nationally Diversified Portfolio Primarily Comprised of Recession Resilient Retail Tenants Source: Company data as of June 30, 2025. All figures represent percentage of ABR. Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. 1. Stats incorporate all completed activities as of September 4, 2025, as if they occurred by June 30, 2025; all other portfolio stats are as of June 30, 2025. Top Industries47.3% Necessity 16.7% Discount 12.0% Other 10.1% 3 11.3% 2 4 Drug Stores & Pharmacies1: 8.5% 5 24.0% Service 88.0% ABR Necessity Discount Service 7

Consistent Investment Approach

Disciplined and Deliberate Portfolio Construction

Investment Philosophy	Portfolio Strategy	Current Metrics
Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries[1]	Primarily	88.0%
Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows[1]	>60%	68.7% (52.2% IG and 16.5% IGP)
Granular Assets in Highly Fragmented, Undercapitalized Market Segment	$1 to $10 million Avg. Asset Size	$3.5 million Avg. Asset Size
Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth	~10 Year WALT	9.8 Year[2] WALT
Diversification by Industry, Tenant, State[1]	<15% Industry <50% Top 10 Tenants <15% State	14.5% Industry 42.6% Top 10 Tenants[3] 13.6% State
Significant Focus on Fundamental Real Estate Underwriting	Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses	

Source: Company data as of June 30, 2025, unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures.
1. Portfolio statistics as a percentage of ABR.
2. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
3. Stats incorporates all completed activities as of July 23, 2025, as if they occurred by June 30, 2025.

NETSTREIT 8

“Market-Taker Assets” 9 Inefficiently Priced Assets TYPICAL TRANSACTION - Well marketed transaction - Straight-forward transaction - Ability to finance transaction - Highly competitive, well capitalized investors TYPICAL TRANSACTION - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive Efficiently Priced Assets Acquisition Strategy – Bell Curve Investing Acquisition Strategy is Focused on Inefficiently Priced Assets Where Risk Adjusted Returns are Higher

Stringent Three-Part Underwriting Process

Our Three-Pronged Approach Results in Superior Downside Protection

Level of Underwriting Emphasis

A

Tenant Credit Underwriting

- Evaluate corporate level financials
- Assess business risks
- Determine ownership/sponsorship
- Rigorous credit underwriting

B

Real Estate Valuation

- Review underlying key real estate metrics to maximize re-leasing potential
- Location analysis
- Alternative use analysis

C

Unit-Level Profitability

- Determine rent coverage (min. 2.0x) and cost variability
- Assess volatility and likelihood of cash flow weakness

NETSTREIT

10

Investment Grade (rated) Investment Grade Profile (unrated) Sub-IG (rated) & Sub-IG Profile (unrated) Description • Validated financial strength and stability • Professional management with standardized operational practices • Focus on corporate guarantee credit • Lower relative yields • Higher competition for deals • IG-caliber balance sheets without explicit rating • Threshold metrics: • At least $1B in sales • Debt / adjusted EBITDA of less than 2.0x • Well-capitalized retailers • National footprint with strong brand equity • Focus on real estate quality / unit- level profitability • Higher relative yields • Lower competition for deals Durability • Coverage and credit enhancements required given more susceptible to market disruptions % Of ABR 52.2% 16.5% 31.3% Lease Terms (WALT, Rent Bumps, etc.) Less negotiating leverage More negotiating leverage Most negotiating leverage Representative Tenants 11 Source: Company data as of June 30, 2025, unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures. 68.7% IG and IG Profile Defensive, consistent performance through economic cycles Strong Tenant Credit Underwriting Credit-Focused Underwriting Approach Drives Stable Revenue and Long-Term Return on Investment

12 Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Market rent versus in-place rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors Real Estate Valuation Real Estate Closely Follows Credit as a Top Priority: We Utilize a Ground-Up Framework Rooted in Real Estate Fundamentals to Underpin Valuation and Further Quantify the Upside Potential of an Investment

13 Obtain Financial Info Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Foot traffic • Sales • EBITDAR margin • Rent • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Target Rent Coverage of 2.0x on a Stabilized Basis ✓ Higher Variable Cost Structure✓ Ranks in Top Half of Tenant’s Store Portfolio✓ Unit-Level Profitability Assess Unit-Level Financial Performance to Focus on Properties with Strong Rent Coverage and Higher Variability in Operating Costs

0% 4% 8% 12% 16% 20% 24% 28% NR <1.00 1.00-1.49 1.50-1.99 >2.00 0% 2% 4% 6% 8% 10% 12% 14% NR <1.00 1.00-1.49 1.50-1.99 >2.00 >2.00x: 76.8% 1.50-1.99x: 15.1% 1.00-1.49x: 3.3% <1.00x: 0.8% NR, 3.9% Portfolio Health Statistics Durability Evidenced by Creditworthy Tenants with Large Revenue Bases and Strong Unit-Level Coverage 14 Source: Company data as of June 30, 2025. “NR” stands for not reported. Please note that 0.8% of the non-reporting coverage tranche includes newly built locations that are required to provide unit-level financial information in the future. 1. Unit-level rent coverage is calculated using a.) unit-level financial reporting, which represents 32.3% of ABR, or b.) Placer.ai adjusted sales and corporate margins, where unit level reporting is not required by a lease. 2. The chart illustrates the ABR attributable to leases with tenants having specified implied credit ratings based on their Moody’s EDF-X scores. Moody’s equates the EDF scores generated using EDF-X with a corresponding credit rating. For those tenants with an actual credit rating from S&P, Moody’s, Fitch, or the National Association of Insurance Commissioners, the higher of the actual or implied credit rating is used. 3. Excludes investments that secure mortgage loans receivable and one vacant property. % of ABR by Tenant Revenue Tranche % of ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Tenant Credit2 Unit-Level Coverage by Lease Expiration3 >86% of our tenants generate >$1B in annual revenue Our weighted average unit-level coverage for the portfolio is 3.9x ABR expiring through 2029 has coverage of 5.1x 92% of our ABR has unit- level coverage >1.5x 4% 8% 2% 7% 10% 10% 28% 31% 0% 5% 10% 15% 20% 25% 30% 35%

15 Source: Company filings from August 2020 through June 30, 2025. 1. Investments that have investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody’s, or NAIC. 2. Excludes lease extension options and investments that secure mortgage loans receivable. 3. Assumes cash cap rate is 30bps lower than reported GAAP cap rate. Gross Volume ($ in millions) $2,418 $6,580 $3,359 $1,432 $5,182 Investment Grade % 60.0% 66.8% NA 54.8% NA Investment Grade Profile1% 15.1% NA NA NA NA IG + IG Profile % 75.1% NA NA NA NA WALT2 11.5 10.1 12.4 11.1 15.5 Weighted Average Cash Yield 7.0% 6.4%3 7.0% 6.7% 7.5% History of Sourcing Investments at Attractive Yields Consistently Invested at Above-Market Yields Despite Focus on High-Quality Tenants Sourcing Volume Since 3Q’20

$117,455 $119,128 $129,207 $115,734 $151,555 $195,079 $90,680 $117,063 $0 $40,000 $80,000 $120,000 $160,000 $200,000 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 1Q'25 G ro s s I n v e s tm e n t A c ti v it y ($ 0 0 0 s ) 16 Investment Activity Summary Details Source: Company data as of June 30, 2025. 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes lease extension options and investments that secure mortgage loans receivable. Investments1 3 ' 3 4Q'2 1Q'2 2Q'2 3Q' 4 ' 4 1Q' 2 ' 5 Number of Investments 29 57 42 28 33 52 25 32 Average Investment $4,050 $2,090 $3,076 $4,133 $4,593 $3,752 $3,627 $3,658 Cash Cap Rates 7.0% 7.2% 7.5% 7.5% 7.5% 7.4% 7.7% 7.8% IG + IGP % 97.2% 98.7% 84.8% 39.1% 52.4% 51.2% 65.9% 25.7% Weighted Average Lease Term2 10.0 10.9 11.5 16.7 12.5 14.0 9.2 15.7

$13,543 $15,995 $21,600 $12,707 $24,105 $59,337 $40,293 $60,391 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 D is p o s it io n s A c ti v it y ($ 0 0 0 s ) 17 Disposition Activity Summary Details Source: Company data as of June 30, 2025. 1. Excludes vacant properties. Dispositions 3Q' 4Q' 1 ' 4 2 ' 4 '24 '24 1 ' 5 2 ' 5 Cash Cap Rates1 6.9% 7.2% 6.8% 6.8% 7.3% 7.1% 7.3% 6.5% Number of Investments 6 6 12 6 8 30 16 20 Weighted Average Lease Term 7.1 11.2 10.3 10.3 9.9 11.4 10.0 9.3

18 Source: Company data as of June 30, 2025. Since inception, the Company has disposed of 175 properties totaling $458 million, which has materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Perpetual Stratification Active Monitoring Identify Active Asset Management Continuously Track Property Performance to Stratify Portfolio and Ensure a Secure Rental Stream

Source: Company data as June 30, 2025, unless otherwise noted. 1. Pro forma (PF) adjustments made to reflect the unsettled portion of shares sold on a forward basis through July 25, 2025, as if they have been physically settled on June 30, 2025. 2. Principal balance of revolver as of June 30, 2025. Conservative Balance Sheet with Improved Liquidity Balance Sheet Positioned for Growth Given Strong Liquidity Profile and Low Leverage Position Abundant Liquidity to Support Growth: $805.3 million in total PF liquidity1 Well-Staggered Debt Maturity Profile: Weighted average debt maturity of 3.8 years; no term loan maturities expected until 2028 Unsecured Balance Sheet: Asset base is over 99% unencumbered Low Leverage: PF Adjusted Net Debt1 / Annualized Adjusted EBITDAre of 3.2x 19 Debt Maturity Schedule $200 $250 $350 $500 $8 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2025 2026 2027 2028 2029 2030 In M ill io n s Term Loan RCF Capacity Mortgage note $1272

5.0x 3.9x 3.4x NR NR NR FCPT NTST EPRT O NNN ADC 97% 24% 78% 26% 18% 60%17% 15% 10% 47% 3% 41% 15% 12% FCPT NTST EPRT ADC O NNN Service Discount Necessity 2.0% 3.2% 8.8% 13.1% 13.2% 13.8% EPRT NTST ADC O NNN FCPT 52% 68% 54% 34% 14% 0% ADC FCPT NTST O NNN EPRT Source: Public filings as of June 30, 2025. 1. Examples of service includes convenience stores, quick service restaurants, automotive service, and health and fitness. Examples of discount include dollar store and discount retail. Examples of necessity include, drug stores & pharmacy, home improvement, auto parts, and banking. Realty Income’s portfolio composition reflects their Top 20 industries only as they no longer disclose their complete list of industries. Portfolio Highlights Relative to Peers NTST’s Stable & Predictable Cash Flow Profile Drives Superior Risk-Adjusted Returns Lease Rollover Through 2027 Unit-Level Rent Coverage Investment Grade % Portfolio Composition1 Weighted-Average Lease Term 20 14.3 9.8 8.0 9.0 9.8 7.2

Multiple and Earnings Growth Comparison

Relative Valuation and Growth Remains Stable

AFFO per Share Growth CAGR[1] (2021-2024)


10.3%
9.1%
5.9%
5.7%
5.3%
3.5%
3.1%
3.0%
NA[2]
NA[3]
NETSTREIT
Getty Realty
AGREE REALTY
FCPT
NNN REIT
BROADSTONE
FRONTVIEW

2026E AFFO per Share Growth[4]


8.2%
6.1%
5.3%
3.6%
3.5%
3.1%
3.1%
2.8%
2.7%
2.7%
FRONTVIEW
AGREE REALTY
FCPT
BROADSTONE
NETSTREIT
NNN REIT
Getty Realty

Net Debt + Pref. / EBITDA[5]


3.2x
3.4x
3.5x
4.5x
4.9x
5.3x
5.3x
5.5x
5.7x
6.0x
NETSTREIT
Getty Realty
FCPT
BROADSTONE
FRONTVIEW
NNN REIT

2026E AFFO per Share Multiple[6]


15.9x
15.1x
14.1x
13.3x
13.3x
13.2x
12.1x
12.0x
11.6x
10.2x
AGREE REALTY
FCPT
NETSTREIT
BROADSTONE
NNN REIT
Getty Realty
FRONTVIEW

Source: Public filings, FactSet and S&P Capital IQ.

Note: Market data as of September 4, 2025. Capitalization data as of Q2 2025, adjusted for subsequent events.

1. AFFO per share growth CAGR is calculated using 2021A and 2024A AFFO per share.
2. FVR's common stock began trading on the New York Stock Exchange on October 2, 2024.
3. During 2023, WPC spun-off NLOP. Year-over-year growth not comparable. Consensus WPC RemainCo 2023A AFFO not available.
4. 2026E AFFO per share growth is calculated using FactSet mean 2026E AFFO per share estimates and 2025E AFFO per share estimates. For NTST, the mid-point of the Company's 2025E AFFO/sh guidance range is used in place of consensus.
5. Net Debt plus Preferred is adjusted for forward equity. NTST values inclusive of July forward equity offering.
6. 2026E AFFO per share multiple calculated using current price per share and FactSet mean 2026E AFFO per share estimates.

NETSTREIT
21

Implied Cap Rate G&A Adjusted Implied Cap Rate4 2025E AFFO Multiple 5.8% 5.5% 16.7x 6.0% 5.5% 16.3x 6.2% 5.6% 14.6x 6.7% 6.5% 13.7x 6.8% 6.5% 12.4x 7.0% 6.1% 13.7x 8.6% 7.2% 10.8x Average ex NTST & FVR 6.3% 5.9% 14.7x (unaudited, in millions) Three Months Ended, June 30, 2025 NOI - Property $40.4 Straight-line Rental Adjustments (1.2) Amortization of Lease-Related Intangibles (0.01) Cash NOI - Property 39.3 Intraquarter Net Investment Activity 0.2 Normalized Cash NOI - Property 39.4 Annualized Normalized Cash NOI - Property $157.7 Applied Cap Rate 7.00% 6.75% 6.50% 6.25% 6.00% Implied Real Estate Value $2,252 $2,336 $2,426 $2,523 $2,628 Mortgage Loan Receivable 152.8 Property Under Development 1.8 Other Tangible Assets 55.1 Net Debt1 (713.8) Other Tangible Liabilities (37.2) Net Proceeds from 3Q’25 Forward Common Stock Offering2 211.0 Implied Equity Value $1,922 $2,005 $2,095 $2,192 $2,297 Fully Diluted Shares Outstanding 83.5 Unsettled Forward Shares3 24.3 Implied Equity Value per Share $17.83 $18.60 $19.43 $20.33 $21.31 If NTST traded to the peer avg. cap rate of 6.3%, it would imply a share price >$20 Applied Cap Rate and NAV Analysis Strong Upside Potential Given Relative Valuation Applied Nominal Cap Rate – Sensitivity Analysis 22 Peer Benchmarking Source: Public filings, FactSet and S&P Capital IQ. Note: Capitalization data as of Q2 2025, adjusted for subsequent events. Market data as of September 4, 2025; closing price per share of $17.86. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and NTST may not be comparable. 1. Assumes 11.8 million of unsettled forward equity shares were settled for cash on June 30, 2025, at a weighted average net settlement price of $17.06 per share. 2. Assumes 12.4 million shares issued for net proceeds of $16.99 per share. 3. Assumes 11.8 million on unsettled forward equity shares as of June 30, 2025, and 12.4 million shares issued as part of the 3Q’25 Forward Common Stock Offering on July 25, 2025. 4. (NOI – TTM G&A) / Implied Real Estate Value.

23 Corporate Responsibility

24 Source: Company data. 1. Reflects gender and racial / ethnic diversity. Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 86% Independent Directors 50% Diverse Independent Directors1 43% Female Directors 4 Fully Independent Committees Governance We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner.

25 401K Plan 100% company match of up to a 6% contribution Insurance Health, dental, and vision insurance costs covered at 90% for employees and 80% for dependents Leave Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave Paid Time Off A minimum of twenty-three PTO days Paid Holidays Fourteen days of paid holidays Employee Assistance 24/7 toll-free hotline to access confidential counseling on various physical and mental health needs Continuing Education Reimbursement for certifications, tuition, courses, and seminars for continuing professional education BenefitsWorkforce Diversity Source: Company data as of March 31, 2025. Social Responsibility Human capital management is the cornerstone of our ESG and corporate strategy. We believe in the value of a diverse workforce and inclusive culture. 44% Women 24% Ethnically Diverse

26 Source: Tenants within our portfolio that have public environmental, social, or governance initiatives as of June 30, 2025. 1. The sustainability-linked loan feature is for the $250 million senior unsecured term loan, which matures in January 2029. Environmental Responsibility We are committed to fulfilling our responsibility as an outstanding corporate citizen. ✓ 19 of our top 20 tenants have corporate sustainability initiatives in place ✓ 59% of ABR represents top tenants with ESG initiatives ✓ We incorporated green lease clauses in our standard lease form and as part of our corporate guidelines ✓ We received Silver Level recognition from Green Lease Leaders for our efforts ✓ We incorporated sustainability-linked loan feature to our unsecured term loan1 ✓ We completed scope 1 and 2 greenhouse gas emissions inventory for our corporate headquarters ✓ We participated annually in GRESB Public Disclosure ✓ Corporate headquarters is LEED v4 O+M: EB Gold Certified, meeting strict guidelines set forth by the Environmental Protection Agency ✓ Implementation of conservation practices in office Corporate Sustainability Initiatives from Tenants Greenhouse Gas Emissions Green Lease Clauses Sustainable Practices Science Based Target initiatives (“SBTi”) GRESB Public Disclosure

27 Financial Information and Non-GAAP Reconciliations

Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 REVENUES Rental revenue (including reimbursable) $ 45,158 $ 36,864 $ 87,748 $ 72,053 Interest income on loans receivable 3,128 2,703 6,203 5,187 Other revenue — — 245 — Total revenues 48,286 39,567 94,196 77,240 OPERATING EXPENSES Property 4,484 3,982 9,287 8,084 General and administrative 5,475 5,268 10,644 10,978 Depreciation and amortization 21,506 18,544 42,429 36,084 Provisions for impairment 4,422 3,836 8,038 7,498 Transaction costs 73 47 120 175 Total operating expenses 35,960 31,677 70,518 62,819 OTHER INCOME (EXPENSE) Interest expense, net (12,638) (7,604) (24,098) (13,784) Gain on sales of real estate, net 3,533 8 5,608 1,006 Loss on debt extinguishment — — (46) — Other income (expense), net 81 (2,588) (124) (2,868) Total other expense, net (9,024) (10,184) (18,660) (15,646) Net income (loss) before income taxes 3,302 (2,294) 5,018 (1,225) Income tax expense (13) (12) (29) (29) Net income (loss) 3,289 (2,306) 4,989 (1,254) Net income (loss) attributable to noncontrolling interests 17 (15) 26 (8) Net income (loss) income attributable to common stockholders $ 3,272 $ (2,291) $ 4,963 $ (1,246) Amounts available to common stockholders per common share: Basic $ 0.04 $ (0.03) $ 0.06 $ (0.02) Diluted $ 0.04 $ (0.03) $ 0.06 $ (0.02) Weighted average common shares: Basic 81,895,840 73,588,605 81,770,860 73,419,198 Diluted 82,494,129 73,588,605 82,314,021 73,419,198 28 Condensed Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 GAAP Reconciliation: Net income (loss) $ 3,289 $ (2,306) $ 4,989 $ (1,254) Depreciation and amortization of real estate 21,433 18,465 42,283 35,926 Provisions for impairment 4,422 3,836 8,038 7,498 Gain on sales of real estate, net (3,533) (8) (5,608) (1,006) FFO $ 25,611 $ 19,987 $ 49,702 $ 41,164 Adjustments: Non-recurring executive transition costs, severance, and related charges 3 624 79 1,481 Loss on debt extinguishment and other related costs — — 403 — Other non-recurring loss, net — 2,778 — 3,192 Core FFO $ 25,614 $ 23,389 $ 50,184 $ 45,837 Adjustments: Straight-line rent adjustments (1,183) (538) (2,137) (1,080) Amortization of deferred financing costs 744 558 1,408 1,115 Amortization of above/below-market assumed debt 29 29 57 57 Amortization of loan origination costs and discounts 27 (16) (50) 23 Amortization of lease-related intangibles (6) (98) (76) (193) Earned development interest 39 370 82 703 Capitalized interest expense (38) (226) (88) (579) Non-cash interest expense (income) 713 (979) 1,418 (1,958) Non-cash compensation expense 1,521 1,328 2,910 2,752 AFFO $ 27,460 $ 23,817 $ 53,708 $ 46,677 FFO per common share, diluted $ 0.31 $ 0.27 $ 0.60 $ 0.55 Core FFO per common share, diluted $ 0.31 $ 0.31 $ 0.61 $ 0.62 AFFO per common share, diluted $ 0.33 $ 0.32 $ 0.65 $ 0.63 Dividends per share $ 0.210 $ 0.205 $ 0.420 $ 0.410 Dividends per share as a percent of AFFO 64% 64% 65% 65 % Weighted average common shares outstanding, basic 81,895,840 73,588,605 81,770,860 73,419,198 Operating partnership units outstanding 424,956 440,654 424,956 459,520 Unvested restricted stock units 173,333 69,023 118,205 118,790 Unsettled shares under open forward equity contracts — 254,299 — 462,103 Weighted average common shares outstanding, diluted 82,494,129 74,352,581 82,314,021 74,459,611 29 Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data)

1. Adjustment reflects the estimated cash yield on developments in process as of June 30, 2025. 2. Adjustment assumes all re-leasing activity, investments in, and dispositions of real estate, including developments completed during the three months ended June 30, 2025, had occurred on April 1, 2025. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. Reflects 11,820,647 of unsettled forward equity shares at the June 30, 2025, available net settlement price of $17.06 per share. 30 EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) Three Months Ended June 30, 2025 GAAP Reconciliation: Net income $ 3,289 Depreciation and amortization of real estate 21,433 Amortization of lease-related intangibles (6) Non-real estate depreciation and amortization 73 Interest expense, net 12,638 Income tax expense 13 Amortization of loan origination costs and discounts 27 EBITDA 37,467 Adjustments: Provisions for impairment 4,422 Gain on sales of real estate, net (3,533) EBITDAre 38,356 Adjustments: Straight-line rent adjustments (1,183) Non-recurring executive transition costs, severance, and related charges 3 Other non-recurring income, net (229) Transaction costs 73 Non-cash compensation expense 1,521 Adjustment for construction in process (1) 32 Adjustment for intraquarter investment activities (2) 252 Adjusted EBITDAre $ 38,825 Annualized Adjusted EBITDAre (3) $ 155,300 Net Debt As of June 30, 2025 Principal amount of total debt $ 935,124 Less: Cash, cash equivalents, and restricted cash (19,740) Net Debt 915,384 Less: Net value of unsettled forward equity(4) (201,621) Adjusted Net Debt $ 713,763 Leverage Net Debt / Annualized Adjusted EBITDAre 5.9x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.6x

Three Months Ended June 30, 2025 2024 GAAP Reconciliation: Net income (loss) $ 3,289 $ (2,306) General and administrative expense 5,475 5,268 Depreciation and amortization 21,506 18,544 Provisions for impairment 4,422 3,836 Transaction costs 73 47 Interest expense, net 12,638 7,604 Gain on sales of real estate, net (3,533) (8) Income tax expense 13 12 Amortization of loan origination costs and discounts 27 (16) Interest income on mortgage loans receivable (3,128) (2,703) Other (income) expense (337) 2,588 Property-Level NOI 40,445 32,866 Straight-line rent adjustments (1,183) (538) Amortization of lease-related intangibles (6) (98) Property-Level Cash NOI $ 39,256 $ 32,230 Adjustment for intraquarter acquisitions, dispositions, and completed development (1) 159 Property-Level Cash NOI - Estimated Run Rate $ 39,415 Property Operating Expense Coverage Property operating expense reimbursement $ 3,789 $ 3,500 Property operating expenses (4,484) (3,982) Property operating expenses, net $ (695) $ (482) 31 1. Adjustments assumes all re-leasing activity, investments in, and dispositions of real estate, including developments completed during the three months ended June 30, 2025, had occurred on April 1, 2025. Net Operating Income (unaudited, dollars in thousands)

June 30, 2025 December 31, 2024 Assets Real estate, at cost: Land $ 618,577 $ 571,272 Buildings and improvements 1,416,931 1,400,393 Total real estate, at cost 2,035,508 1,971,665 Less accumulated depreciation (165,707) (143,422) Property under development 1,782 6,118 Real estate held for investment, net 1,871,583 1,834,361 Assets held for sale 57,795 48,637 Mortgage loans receivable, net 152,779 139,409 Cash, cash equivalents, and restricted cash 19,740 14,320 Lease intangible assets, net 154,701 164,392 Other assets, net 55,116 58,227 Total assets $ 2,311,714 $ 2,259,346 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 795,976 $ 622,608 Revolving credit facility 127,000 239,000 Mortgage note payable, net 7,834 7,853 Lease intangible liabilities, net 18,294 20,177 Liabilities related to assets held for sale 1,816 1,912 Accounts payable, accrued expenses, and other liabilities 37,249 29,664 Total liabilities $ 988,169 $ 921,214 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 83,465,051 and 81,602,232 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively $ 835 $ 816 Additional paid-in capital 1,538,592 1,507,995 Distributions in excess of retained earnings (217,589) (188,046) Accumulated other comprehensive (loss) income (5,222) 10,206 Total stockholders’ equity 1,316,616 1,330,971 Noncontrolling interests 6,929 7,161 Total equity 1,323,545 1,338,132 Total liabilities and equity $ 2,311,714 $ 2,259,346 32 Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data)

1. Rates presented exclude the impact of capitalized loan fee amortization. Interest rates that consist of fixed rate SOFR swaps include a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. 2. Interest rate reflects the all-in borrowing rate as of June 30, 2025. Facility fees are charged at an annual rate of 0.15% of the total facility size of $500 million, and are not included in the interest rate presented. The facility matures on January 15, 2029, and includes a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2026, and includes two one-year extension options and one six-month extension option. 4. The term loan matures on January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR expires in January 2027; the term loan is unhedged beyond that date. 5. The term loan matures on January 15, 2029, and includes a one-year extension option. 6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. As of June 30, 2025 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) January 15, 2030 $ 127,000 —% 5.46% $ 372,850 4.5 Unsecured term loan February 11, 2028 200,000 2.63% 3.88% — 2.6 Unsecured term loan(3) January 3, 2029 250,000 3.74% 4.99% — 3.5 Unsecured term loan A(4) January 15, 2030 175,000 2.40% 3.65% — 4.5 Unsecured term loan B(5) January 15, 2030 175,000 3.87% 5.12% — 4.5 Mortgage note(6) November 1, 2027 8,124 —% 4.53% — 2.3 Total / Weighted Average $ 935,124 3.20% 4.58% $ 372,850 3.8 33 Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) Floating, 14% Fixed, 86% Fixed vs. Floating Debt $200 $250 $350 $500 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2025 2026 2027 2028 2029 2030 Debt Maturity Schedule Term Loan RCF Capacity Mortgage note $127

1. Reflects 11,820,647 of unsettled shares under forward sale agreements at the June 30, 2025, weighted average net settlement price of $17.06 per share. 2. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. Value is based on the June 30, 2025, closing share price of $16.93 per share. 34 Debt, Capitalization, and Financial Ratios (cont’d) (unaudited, dollars in thousands) Net Debt June 30, 2025 Principal amount of total debt $ 935,124 Less: Cash, cash equivalents, and restricted cash (19,740) Net Debt $ 915,384 Less: Net value of unsettled forward equity(1) (201,621) Adjusted Net Debt $ 713,763 Net Debt / Annualized Adjusted EBITDAre 5.9x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.6x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 33.1 % Fixed charge coverage ratio ≥ 1.50x 3.5x Maximum secured indebtedness ≤ 40.0% 0.3 % Maximum recourse indebtedness ≤ 10.0% — % Unencumbered leverage ratio ≤ 60.0% 35.3 % Unencumbered interest coverage ratio ≥ 1.75x 3.5x Liquidity As of June 30, 2025 Unused unsecured revolver capacity(2) $ 372,850 Cash, cash equivalents, and restricted cash 19,740 Net value of unsettled forward equity(1) 201,621 Total Liquidity $ 594,211 Equity Ending Shares/ Units as of June 30, 2025 Equity Market Capitalization % of Total Common shares(3) 83,465,051 $ 1,413,063 99.5 % OP units(3) 424,956 7,195 0.5 % Total 83,890,007 $ 1,420,258 100.0 % Enterprise Value As of June 30, 2025 % of Total Adjusted Net Debt $ 713,763 30.6 % Market Value of Unsettled Forwards(3) 201,478 8.6 % Equity Market Capitalization(3) 1,420,258 60.8 % Total Enterprise Value $ 2,335,499 100.0%

FFO, Core FFO, and AFFO The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as FFO. Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, other non-recurring losses (gains), and losses on debt extinguishments and other related costs. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense and earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO, and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO, and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO, and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO, and AFFO to be alternatives to cash flows from operating, investing, or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO, and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements, and distributions to stockholders. FFO, Core FFO, and AFFO do not represent cash flows from operating, investing, or financing activities as defined by GAAP. Further, FFO, Core FFO, and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO, and AFFO. 35 Non-GAAP Measures and Definitions

36 Non-GAAP Measures and Definitions (cont’d) EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre We compute EBITDA as earnings before interest expense, income tax expense, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, transaction costs, other non-recurring loss (gain), net, other non-recurring expenses (income) including lease termination fees, as well as adjustments for construction in process and for intraquarter activities. Annualized Adjusted EBITDAre is Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt We calculate our Net Debt as our principal amount of total debt outstanding excluding deferred financing costs, net discounts, and debt issuance costs less cash, cash equivalents, and restricted cash available for future investment. We further adjust Net Debt by the net value of unsettled forward equity as of period end to derive Adjusted Net Debt. We believe excluding cash, cash equivalents, and restricted cash available for future investment from our principal amount in addition to excluding the net value of unsettled forward equity, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Enterprise Value We calculate Enterprise Value as the sum of our Adjusted Net Debt, market value of unsettled forwards, and equity market capitalization as of period end.

Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense, net, income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, losses on debt extinguishments, and other expense (income), net, including lease termination fees. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions, and completed development to derive Property-Level Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent for all leases that commenced and annualized cash interest for all executed mortgage loans as of June 30, 2025. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off- price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development. OP Units means operating partnership units not held by NETSTREIT. 37 Non-GAAP Measures and Definitions (cont’d)

Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable. 38 Non-GAAP Measures and Definitions (cont’d)